UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) May 27, 2008
World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor)
World Financial Network National Bank
(Sponsor)

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor
as Specified in their respective Charters)
Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-113669, 333-60418,
333-60418-01	31-1772814

(Commission File Numbers for Registrant	(Registrants’ I.R.S. Employer Identification Nos.
and Issuing Entity, respectively)	for Registrant and Issuing Entity, respectively)

220 West Schrock Road, Westerville, Ohio	43081

(Address of Principal Executive Offices)	(Zip Code)
(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On May 27, 2008, BNY Midwest Trust Company resigned, and The Bank of New York Trust Company, N.A. was appointed, as trustee under the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, and as indenture trustee under the Master Indenture, dated as of August 1, 2001. In connection with such resignation and appointment, the following documents were executed:
•	On May 27, 2008, World Financial Network National Bank (the “Bank”), as servicer, WFN Credit Company, LLC (“WFN Credit”), as transferor, and The Bank of New York Trust Company, N.A. (“BNYTC”), as trustee of World Financial Network Credit Card Master Trust, entered into the Sixth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, a copy of which is filed with this Form 8-K, as Exhibit 4.1.

•	On May 27, 2008, BNYTC, as indenture trustee, and World Financial Network Credit Card Master Note Trust (“Note Trust”), as issuer, entered into the Supplemental Indenture No. 3 to Master Indenture, a copy of which is filed with this Form 8-K as Exhibit 4.2.

•	On May 27, 2008, the Bank, as administrator, Note Trust, as issuer, BNY Midwest Trust Company and BNYTC entered into the Agreement of Resignation, Appointment and Acceptance, a copy of which is filed with this Form 8-K as Exhibit 4.3.

•	On May 27, 2008, WFN Credit, as transferor, BNY Midwest Trust Company and BNYTC entered into the Agreement of Resignation, Appointment and Acceptance, a copy of which is filed with this Form 8-K as Exhibit 4.4.
Item 6.02. Financial Statements and Exhibits.
     Pursuant to the Agreements of Resignation, Appointment and Acceptance, filed with this Form 8-K as Exhibits 4.3 and 4.4, BNY Midwest Trust Company resigned, and The Bank of New York Trust Company, N.A. was appointed, as trustee under the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, and as indenture trustee under the Master Indenture, dated as of August 1, 2001.
     The Bank of New York Trust Company, N.A. is a national banking association and its principal offices are located at 700 South Flower Street, Suite 500, Los Angeles, California 90017. The Bank of New York Trust Company, N.A. has and currently is serving as indenture trustee for numerous securitization transactions and programs involving pools of assets similar to the contracts. The Bank of New York Trust Company, N.A. will perform all duties and obligations of BNY Midwest Trust Company, as previously disclosed in Form S-3/A filed on July 18, 2007.

Item 9.01. Financial Statements and Exhibits.
(a)   Not applicable.
(b)   Not applicable.
(c)   Not applicable.
(d)   Exhibits.

Exhibit No.	Document Description
4.1	Sixth Amendment to the Second Amended and Restated Pooling and Servicing Agreement, dated as of May 27, 2008

4.2	Supplemental Indenture No. 3 to Master Indenture, dated as of May 27, 2008

4.3	Agreement of Resignation, Appointment and Acceptance, dated as of May 27, 2008

4.4	Agreement of Resignation, Appointment and Acceptance, dated as of May 27, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:	/s/ Daniel T. Groomes

Name:	Daniel T. Groomes
Title:	President
Dated: May 29, 2008